Exhibit 99.1


NEWS RELEASE DATED 10-11-2000

                                               For Additional Information,
                                               Contact Robert O. Bratton,
                                               Chief Financial Officer
                                               (704) 721-4473
                                                     or
                                               Jan H. Hollar,
                                               Director of Finance
                                               (704) 721-4467


FOR IMMEDIATE RELEASE
October 11, 2000


                             FIRST CHARTER ANNOUNCES
                             THIRD QUARTER EARNINGS

Concord, North Carolina - First Charter Corporation (NASDAQ: FCTR) reported today that third quarter 2000 core operating earnings were $9.7 million, or $0.31 per diluted share. Core operating earnings for the nine months ended September 30, 2000 amounted to $28.1 million, or $0.89 per diluted share. In comparison, third quarter 1999 core operating earnings were $8.5 million, or $0.27 per diluted share, while core operating earnings for the nine months ended September 30, 1999 amounted to $25.1 million, or $0.79 per diluted share.

Lawrence M. Kimbrough, President and Chief Executive Officer commented that "Despite the market challenges of rising interest rates and the subsequent slowing of the economy, First Charter core operating earnings for the first three quarters increased 12.2% over the same period in 1999. Our success now and in the future depends on our ability to broaden and deepen the relationships with our clients, and to deliver the exceptional customer service that they expect from us."

As we previously disclosed, during the third quarter 2000, the following non-core earnings items occurred:

o $2.8 million after-tax ($4.1 million pre-tax) in equity investment income from investments in venture capital funds;

o $0.4 million after-tax ($0.5 million pre-tax) gain on the sale of property related to the sale of four branch facilities which were sold as a result of the Carolina First BancShares merger;

o $1.9 million after-tax ($2.9 million pre-tax) loss associated with the restructuring of the available-for-sale securities portfolio;

o $0.4 million after-tax ($0.6 million pre-tax) loss associated with the writedown of certain equity securities due to other-than-temporary impairment in value; and

o $0.6 million after-tax ($0.9 million pre-tax) incremental provision for loan losses to reflect the current risk profile of the loan portfolio.

Third quarter 2000 net income including these items amounted to $9.9 million, or $0.31 diluted net income per share. Management believes that fourth quarter core operating earnings will be consistent with the third quarter core operating earnings.

During third quarter 1999, a $1.2 million after-tax ($1.8 million pre-tax) non-core earnings gain on the sale of property occurred. Third quarter 1999 net income including this item amounted to $9.8 million, or $0.31 diluted net income per share.

In addition, during the nine months ended September 30, 2000, the following non-core earnings items occurred:

o $12.0 million after-tax ($16.3 million pre-tax) merger and restructuring charge primarily associated with the merger of Carolina First BancShares;

o $3.1 million after-tax ($4.6 million pre-tax) in equity investment income from investments in venture capital funds;

o $0.4 million after-tax ($0.5 million pre-tax) gain on sale of property related to the sale of four branch facilities related to the Carolina First BancShares merger;

o $1.9 million after-tax ($2.9 million pre-tax) loss associated with the restructuring of the available-for-sale securities portfolio;

o $1.0 million after-tax ($1.4 million pre-tax) loss associated with the writedown of certain equity securities due to other-than-temporary impairment in value;

o $0.1 million after-tax ($0.1 million pre-tax) loss associated with the sale of mortgage loans; and

o $0.6 million after-tax ($0.9 million pre-tax) incremental provision for loan losses to reflect the current risk profile of the loan portfolio.

For the nine months ended September 30, 2000 net income including these items amounted to $15.7 million, or $0.50 diluted net income per share.

During the nine months ended September 30, 1999, the following non-core earnings items occurred:

o $1.1 million after-tax ($1.8 million pre-tax) gain associated with the sale of mortgage loans;

o $0.1 million after-tax ($0.1 million pre-tax) in equity investment income from investments in venture capital funds; and

o $1.1 million after-tax ($1.8 million pre-tax) gain associated with the sale of property.

Including these items, net income for the nine month period ended September 30, 1999 amounted to $27.4 million or $0.86 diluted net income per share.

NET INTEREST INCOME

Net interest income increased 1.6% and 5.0% to $26.7 million and $80.9 million for the three months and nine months ended September 30, 2000, respectively. This is compared to net interest income of $26.3 million and $77.0 million for the three months and nine months ended September 30, 1999. These increases were driven primarily by loan growth and offset by continued increases in the cost of funding. Further compression of the net interest margin was experienced during the third quarter of 2000, with the net interest margin decreasing from 4.30% for the quarter ended June 30, 2000 to 4.19% for the quarter ended September 30, 2000.

NONINTEREST INCOME

Core operating noninterest income for the third quarter of 2000 totaled $6.5 million compared to $6.2 million for the same period in 1999. Core operating noninterest income for the nine months ended September 30, 2000 totaled $22.0 million, an increase of 16.1% compared to the same period in 1999. These increases were driven primarily by increases in service charge income on deposit accounts as well as continued growth from First Charter Insurance Services.

NONINTEREST EXPENSE

Noninterest expense for the third quarter of 2000 totaled $17.8 million compared to $19.1 million for the same period in 1999. This decrease was primarily the result of synergies realized as a result of the Carolina First BancShares merger. Core operating noninterest expense for the nine months ended September 30, 2000 totaled $57.0 million compared to $55.7 million for the same period in 1999.

BALANCE SHEET

Total assets at September 30, 2000 amounted to $2.79 billion, compared to $2.68 billion and $2.59 billion at December 31, 1999 and September 30, 1999, respectively. Net loans at September 30, 2000 amounted to $2.08 billion, compared to $1.94 billion and $1.87 billion at December 31, 1999 and September 30, 1999, respectively. This increase from prior periods is due primarily to commercial loan growth and is offset by the sale of $45.3 million in lower-yielding mortgage loans during the second quarter of 2000.

Total deposits at September 30, 2000 amounted to $1.92 billion, compared to $1.82 billion and $1.80 billion at December 31, 1999 and September 30, 1999, respectively. Shareholders' equity at September 30, 2000 was $300.0 million, which represents a book value per share of $9.52 and an equity-to-assets percentage of 10.76%. Based on the $14.4375 closing price of First Charter Corporation common stock at September 30, 2000, the Corporation had a market capitalization of $455.1 million.

ASSET QUALITY

The provision for loan losses for the three months and nine months ended September 30, 2000 amounted to $2.2 million and $5.5 million, respectively. This is compared to provision for loan losses of $0.8 million and $3.8 million for the same periods in 1999. The increase in the provision over prior year levels was due to: (i) loan growth primarily in the commercial portfolio; (ii) increases in net charge-offs; and (iii) increases in nonperforming assets.

The total of nonperforming assets and loans 90 days or more past due and still accruing at September 30, 2000 increased to $30.0 million compared to $16.3 million and $15.6 million at December 31, 1999 and September 30, 1999, respectively. As a percentage of total assets, nonperforming assets have increased to 1.08% at September 30, 2000 compared to 0.61% and 0.60% at December 31, 1999 and September 30, 1999, respectively. Net loan charge-offs as a percentage of average gross loans increased to 0.17% (annualized) for the nine months ended September 30, 2000 as compared to 0.10% for the year ended December 31, 1999, and 0.11% (annualized) for the nine months ended September 30, 1999. These increases were primarily due to the effect of higher interest rates and slower economic growth on some customers. At September 30, 2000 the allowance for loan losses as a percentage of gross loans was 1.32% compared to 1.27% at both December 31, 1999 and September 30, 1999.

CONFERENCE CALL

First Charter executive management will be available via telephone to discuss the issues related to the contents of this press release on Wednesday, October 11, 2000 at 11:00 a.m. To participate in this conference call, dial 888-404-8794 and use conference code # 7047214460.

                  (SELECTED FINANCIAL INFORMATION IS ATTACHED)

CORPORATE PROFILE

First Charter Corporation is the holding company for First Charter National Bank. First Charter is a regional financial services company with assets of $2.79 billion that operates 50 financial centers and 85 ATMs located in 14 counties throughout North Carolina. First Charter provides businesses and individuals with a broad range of financial services, including banking, comprehensive financial planning, funds management, investments, insurance, mortgages and a full array of employee benefit programs. Additional information about First Charter can be found by visiting www.FirstCharter.com or by calling 1-800-601-8471. Common stock for First Charter is traded under the symbol "FCTR" on The NASDAQ National Market.

The First Charter Corporation acquisition of Carolina First BancShares, Inc. was completed during the second quarter of 2000 and was accounted for as a pooling of interests. Accordingly, all financial results for prior periods have been restated to combine the results of Carolina First BancShares, Inc. with those of First Charter Corporation. In addition, effective September 1, 2000, Business Insurer Services of Guilford County, known as Business Insurers, was merged into First Charter Insurance Services and that acquisition was accounted for as a pooling of interests. Accordingly, all financial results for prior periods have been restated to combine the results of Business Insurers with those of First Charter Corporation.

This news release contains forward-looking statements. Such statements are subject to certain factors that may cause the company's results to vary from those expected. These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The company undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

FIRST CHARTER CORPORATION AND SUBSIDIARIES                        (NASDAQ: FCTR)
QUARTERLY EARNINGS RELEASE

                                                                     For the Three Months Ended             Increase (Decrease)
                                                                 ----------------------------------------------------------------
(Dollars in thousands, except per share data)                       9/30/2000         9/30/1999          Amount        Percentage
---------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
    Interest income - taxable equivalent                         $       55,215    $       48,707    $       6,508          13.4 %
    Interest expense                                                     28,065            22,000            6,065          27.6
                                                                 ----------------------------------------------------------------
    Net interest income - taxable equivalent                             27,150            26,707              443           1.7
    Less:  Taxable equivalent adjustment                                    476               455               21           4.6
                                                                 ----------------------------------------------------------------
       Net interest income                                               26,674            26,252              422           1.6
    Provision for loan losses                                             2,200               815            1,385         169.9
                                                                 ----------------------------------------------------------------
       Net interest income after provision for loan losses               24,474            25,437             (963)         (3.8)
    Noninterest income                                                    7,686             8,057             (371)         (4.6)
    Noninterest expense                                                  17,757            19,065           (1,308)         (6.9)
                                                                 ----------------------------------------------------------------
    Income before income taxes                                           14,403            14,429              (26)         (0.2)
    Income taxes                                                          4,464             4,678             (214)         (4.6)
                                                                 ----------------------------------------------------------------
       NET INCOME                                                $        9,939   $         9,751   $          188           1.9 %
                                                                 ================================================================
---------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
    Basic                                                        $         0.32   $          0.31   $         0.01           3.2 %
    Diluted                                                                0.31              0.31               --            --
    Weighted average shares - basic                                  31,503,251        31,159,716
    Weighted average shares - diluted                                31,646,483        31,442,540
    Dividends paid on common shares                              $         0.18   $          0.17   $         0.01           5.9 %
---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
    Return on average assets                                               1.43 %            1.51 %
    Return on average equity                                              13.31             13.68
---------------------------------------------------------------------------------------------------------------------------------

                                                                    For the Three Months Ended            Increase (Decrease)
                                                                 ----------------------------------------------------------------
(Dollars in thousands, except per share data)                       9/30/2000        9/30/1999           Amount       Percentage
---------------------------------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS
    Interest income - taxable equivalent                         $       55,215   $        48,707   $        6,508          13.4 %
    Interest expense                                                     28,065            22,000            6,065          27.6
                                                                 ----------------------------------------------------------------
    Net interest income - taxable equivalent                             27,150            26,707              443           1.7
    Less:  Taxable equivalent adjustment                                    476               455               21           4.6
                                                                 ----------------------------------------------------------------
       Net interest income                                               26,674            26,252              422           1.6
    Provision for loan losses                                             1,325               815              510          62.6
                                                                 ----------------------------------------------------------------
       Net interest income after provision for loan losses               25,349            25,437              (88)         (0.3)
    Noninterest income                                                    6,478             6,167              311           5.0
    Noninterest expense                                                  17,757            19,065           (1,308)         (6.9)
                                                                 ----------------------------------------------------------------
    Income before income taxes                                           14,070            12,539            1,531          12.2
    Income taxes                                                          4,359             4,017              342           8.5
                                                                 ----------------------------------------------------------------
       Core operating income                                              9,711             8,522            1,189          14.0
       Other non-core items, net of tax                                     228             1,229           (1,001)        (81.4)
                                                                 ----------------------------------------------------------------
       NET INCOME                                                $        9,939   $         9,751   $          188           1.9 %
                                                                 ================================================================
---------------------------------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS PER SHARE DATA
    Basic                                                        $         0.31   $          0.27   $         0.04          14.8 %
    Diluted                                                                0.31              0.27             0.04          14.8
    Weighted average shares - basic                                  31,503,251        31,159,716
    Weighted average shares - diluted                                31,646,483        31,442,540
    Dividends paid on common shares                              $         0.18   $          0.17   $         0.01           5.9 %
---------------------------------------------------------------------------------------------------------------------------------
CORE OPERATING PERFORMANCE RATIOS
    Return on average assets                                               1.39 %            1.32 %
    Return on average equity                                              13.00             11.96
    Efficiency - taxable equivalent (*)                                   52.66             58.28
---------------------------------------------------------------------------------------------------------------------------------

                                                                    For the Three Months Ended
                                                                 -----------------------------------
                                                                      9/30/2000        9/30/1999
                                                                 -----------------------------------
SCHEDULE OF OTHER NON-CORE ITEMS
    Provision for loan losses                                    $         (875)  $            --
    Noninterest income
       Fixed income portfolio restructuring loss                         (2,854)               --
       Equity investment stock write down                                  (571)               --
       Equity investment income                                           4,106               138
       Gain on sale of properties                                           527             1,752
                                                                 ---------------------------------
    Total other items                                            $          333   $         1,890
                                                                 =================================
    Other non-core items, net of tax                             $          228   $         1,229
                                                                 =================================
---------------------------------------------------------------------------------------------------------------------------------

Notes: Applicable ratios are annualized.
       * - Core operating noninterest expense less foreclosed property expense divided by the sum of taxable equivalent net interest income plus core operating noninterest income less core gain on sale of securities.
       n/m = not meaningful

FIRST CHARTER CORPORATION AND SUBSIDIARIES                        (NASDAQ: FCTR)
QUARTERLY EARNINGS RELEASE

                                                                     For the Nine Months Ended             Increase (Decrease)
                                                                 ----------------------------------------------------------------
(Dollars in thousands, except per share data)                       9/30/2000       9/30/1999            Amount        Percentage
---------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
    Interest income - taxable equivalent                         $      161,127   $       145,354   $       15,774          10.9 %
    Interest expense                                                     78,863            67,073           11,790          17.6
                                                                 ----------------------------------------------------------------
    Net interest income - taxable equivalent                             82,264            78,281            3,984           5.1
    Less:  Taxable equivalent adjustment                                  1,407             1,306              102           7.8
                                                                 ----------------------------------------------------------------
       Net interest income                                               80,857            76,975            3,882           5.0
    Provision for loan losses                                             5,540             3,770            1,770          46.9
                                                                 ----------------------------------------------------------------
       Net interest income after provision for loan losses               75,317            73,205            2,112           2.9
    Noninterest income                                                   22,774            22,604              170           0.8
    Noninterest expense                                                  73,258            55,729           17,529          31.5
                                                                 ----------------------------------------------------------------
    Income before income taxes                                           24,833            40,080          (15,247)        (38.0)
    Income taxes                                                          9,089            12,653           (3,564)        (28.2)
                                                                 ----------------------------------------------------------------
       NET INCOME                                                $       15,744   $        27,427   $      (11,683)        (42.6)%
                                                                 ================================================================
---------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
    Basic                                                        $         0.50   $          0.87   $        (0.37)        (42.5)%
    Diluted                                                                0.50              0.86            (0.36)        (41.9)
    Weighted average shares - basic                                  31,384,049        31,649,358
    Weighted average shares - diluted                                31,544,011        31,902,447
    Dividends paid on common shares                              $         0.52   $          0.51   $         0.01           2.0 %
---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
    Return on average assets                                               0.77 %            1.43 %
    Return on average equity                                               7.61             12.40
---------------------------------------------------------------------------------------------------------------------------------

                                                                    For the Nine Months Ended               Increase (Decrease)
                                                                 ----------------------------------------------------------------
(Dollars in thousands, except per share data)                       9/30/2000       9/30/1999             Amount      Percentage
---------------------------------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS
    Interest income - taxable equivalent                         $      161,127    $      145,354   $       15,774          10.9 %
    Interest expense                                                     78,863            67,073           11,790          17.6
                                                                 ----------------------------------------------------------------
    Net interest income - taxable equivalent                             82,264            78,281            3,984           5.1
    Less:  Taxable equivalent adjustment                                  1,407             1,306              102           7.8
                                                                 ----------------------------------------------------------------
       Net interest income                                               80,857            76,975            3,882           5.0
    Provision for loan losses                                             4,665             3,770              895          23.7
                                                                 ----------------------------------------------------------------
       Net interest income after provision for loan losses               76,192            73,205            2,987           4.1
    Noninterest income                                                   22,018            18,957            3,061          16.1
    Noninterest expense                                                  57,008            55,729            1,279           2.3
                                                                 ----------------------------------------------------------------
    Income before income taxes                                           41,202            36,433            4,769          13.1
    Income taxes                                                         13,091            11,377            1,714          15.1
                                                                 ----------------------------------------------------------------
       Core operating income                                             28,111            25,056            3,055          12.2
       Other non-core items, net of tax                                 (12,367)            2,371          (14,738)       (621.6)
                                                                 ----------------------------------------------------------------
       NET INCOME                                                $       15,744   $        27,427   $      (11,683)        (42.6)%
                                                                 ----------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS PER SHARE DATA
    Basic                                                        $         0.90   $          0.79   $         0.11          13.9 %
    Diluted                                                                0.89              0.79             0.10          12.7
    Weighted average shares - basic                                  31,384,049        31,649,358
    Weighted average shares - diluted                                31,544,011        31,902,447
    Dividends paid on common shares                              $         0.52   $          0.51   $         0.01           2.0 %
---------------------------------------------------------------------------------------------------------------------------------
CORE OPERATING PERFORMANCE RATIOS
    Return on average assets                                               1.37 %            1.30  %
    Return on average equity                                              13.58             11.33
    Efficiency - taxable equivalent (*)                                   55.07             57.83
---------------------------------------------------------------------------------------------------------------------------------

                                                                      For the Nine Months Ended
                                                                 -----------------------------------
                                                                    9/30/2000          9/30/1999
                                                                 -----------------------------------
SCHEDULE OF OTHER NON-CORE ITEMS
    Provision for loan losses                                    $         (875)  $            --
    Noninterest income
       Gain (loss) on sale of loans                                         (99)            1,757
       Fixed income portfolio restructuring loss                         (2,854)               --
       Equity investment stock write down                                (1,370)               --
       Equity investment income                                           4,552               138
       Gain on sale of property                                             527             1,752
    Merger and restructuring charges                                    (16,250)               --
                                                                 ---------------------------------
    Total other items                                            $      (16,369)  $         3,647
                                                                 =================================
    Other non-core items, net of tax                             $      (12,367)  $         2,371
                                                                 =================================
---------------------------------------------------------------------------------------------------------------------------------

Notes: Applicable ratios are annualized.
       * - Core operating noninterest expense less foreclosed property expense divided by the sum of taxable equivalent net interest income plus core operating noninterest income less core gain on sale of securities.
       n/m = not meaningful

FIRST CHARTER CORPORATION AND SUBSIDIARIES                        (NASDAQ: FCTR)
QUARTERLY EARNINGS RELEASE

                                                             As of / For the Nine Months Ended        Increase (Decrease)
                                                             --------------------------------------------------------------
(Dollars in thousands, except per share data)                    9/30/2000      9/30/1999            Amount       Percentage
---------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
    ASSETS:
    Cash and due from banks                                  $        72,876 $        66,498 $        6,378            9.6 %
    Federal funds sold                                                 1,020              --          1,020            n/m
    Interest earning bank deposits                                     5,461           5,404             57            1.1
    Securities held to maturity                                           --          37,462        (37,462)        (100.0)
    Securities available for sale                                    474,077         506,669        (32,592)          (6.4)
    Loans
       Commercial                                                  1,094,170         916,927        177,243           19.3
       Real estate                                                   741,479         758,094        (16,615)          (2.2)
       Home equity                                                   169,622         122,134         47,488           38.9
       Installment                                                   106,158         101,864          4,294            4.2
                                                             --------------------------------------------------------------
          Total loans                                              2,111,428       1,899,019        212,409           11.2
       Less: Unearned income                                            (284)           (229)           (55)          24.0
             Allowance for loan losses                               (27,861)        (24,174)        (3,687)          15.3
                                                             --------------------------------------------------------------
       Loans, net                                                  2,083,283       1,874,616        208,667           11.1
                                                             --------------------------------------------------------------
    Other assets                                                     151,238         102,487         48,751           47.6
                                                             --------------------------------------------------------------
       Total assets                                          $     2,787,955 $     2,593,136 $      194,819            7.5 %
                                                             ==============================================================

    LIABILITIES AND SHAREHOLDERS' EQUITY:
    Deposits
       Noninterest-bearing deposits                          $       279,765 $       224,150 $       55,615           24.8 %
       Interest checking and savings                                 357,739         447,078        (89,339)         (20.0)
       Money market deposits                                         223,508         232,041         (8,533)          (3.7)
       Time deposits                                               1,061,428         894,655        166,773           18.6
                                                             --------------------------------------------------------------
          Total deposits                                           1,922,440       1,797,924        124,516            6.9
    Other borrowings                                                 519,762         469,043         50,719           10.8
    Other liabilities                                                 45,755          34,598         11,157           32.2
                                                             --------------------------------------------------------------
       Total liabilities                                           2,487,957       2,301,565        186,392            8.1
                                                             --------------------------------------------------------------
       Total shareholders' equity                                    299,998         291,571          8,427            2.9
                                                             --------------------------------------------------------------
       Total liabilities and shareholders' equity            $     2,787,955 $     2,593,136 $      194,819            7.5 %
                                                             ==============================================================

---------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
    Loans                                                    $     2,055,665 $     1,880,492 $      175,173            9.3 %
    Securities                                                       499,615         522,015        (22,400)          (4.3)
    Interest earning assets                                        2,560,034       2,420,506        139,528            5.8
    Assets                                                         2,745,504       2,570,946        174,558            6.8
    Deposits                                                       1,629,098       1,571,761         57,337            3.6
    Interest bearing liabilities                                   2,160,051       2,006,298        153,753            7.7
    Shareholders' equity                                             276,497         295,490        (18,993)          (6.4)
---------------------------------------------------------------------------------------------------------------------------

                                                                       As of / For the Quarter Ended
                                            -------------------------------------------------------------------------------
                                               9/30/2000        6/30/20000       3/31/2000      12/31/1999     9/30/1999
                                            -------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION
    Common stock prices (daily close)
       High                                 $        16.88 $           17.50 $         14.63 $        19.63 $        24.88
       Low                                           13.63             12.50           12.50          14.00          17.13
       End of period                                 14.44             15.75           13.00          14.88          17.50
    Book Value                                        9.52              9.19            9.52           9.33           9.39
    Market Capitalization                      455,094,957       494,695,987     407,094,792    462,617,111    543,521,405
    Weighted average shares - basic             31,503,251        31,402,488      31,245,099     31,075,453     31,159,716
    Weighted average shares - diluted           31,646,483        31,584,528      31,399,895     31,315,720     31,442,540
    End of period shares outstanding            31,520,637        31,409,269      31,314,984     31,100,310     31,058,366
---------------------------------------------------------------------------------------------------------------------------

          n/m = not meaningful

FIRST CHARTER CORPORATION AND SUBSIDIARIES                        (NASDAQ: FCTR)
QUARTERLY EARNINGS RELEASE

                                                                        As of / For the Quarter Ended
                                                   -----------------------------------------------------------------------------
(Dollars in thousands, except per share data)        9/30/2000      6/30/2000       3/31/2000       12/31/1999      9/30/1999
--------------------------------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS
    INTEREST INCOME - TAXABLE EQUIVALENT
    Interest and fees on loans                     $     47,113   $      45,277   $      43,478   $      42,196   $      40,253
    Interest on securities                                8,036           8,389           8,474           8,416           8,375
    Other interest income                                    66             167             127             116              79
                                                   -----------------------------------------------------------------------------
       Total interest income - taxable equivalent        55,215          53,833          52,079          50,728          48,707
                                                   -----------------------------------------------------------------------------
    INTEREST EXPENSE
    Interest on deposits                                 19,461          17,413          16,852          16,591          16,178
    Other interest expense                                8,604           8,786           7,747           6,636           5,822
                                                   -----------------------------------------------------------------------------
       Total interest expense                            28,065          26,199          24,599          23,227          22,000
                                                   -----------------------------------------------------------------------------
    Net interest income - taxable equivalent             27,150          27,634          27,480          27,501          26,707
    Less:  Taxable equivalent adjustment                    476             490             441             505             455
                                                   -----------------------------------------------------------------------------
       NET INTEREST INCOME                               26,674          27,144          27,039          26,996          26,252
    Provision for loan losses                             1,325           1,370           1,970           1,235             815
                                                   -----------------------------------------------------------------------------
       NET INTEREST INCOME AFTER PROVISION FOR
         LOAN LOSSES                                     25,349          25,774          25,069          25,761          25,437
                                                   -----------------------------------------------------------------------------
    NONINTEREST INCOME
    Service charges on deposit accounts                   2,710           3,091           2,551           2,702           2,209
    Insurance and other fee income                        2,412           2,248           2,560           1,967           2,055
    Trust income                                            832             698             680             689             654
    (Loss) gain on sale of securities                        --             559             652             104             223
    Other noninterest income                                524           1,169           1,332             769           1,026
                                                   -----------------------------------------------------------------------------
       Total noninterest income                           6,478           7,765           7,775           6,231           6,167
                                                   -----------------------------------------------------------------------------
    NONINTEREST EXPENSE
    Salaries and employee benefits                        9,521          10,433          10,628          10,600          10,142
    Occupancy and equipment                               2,898           3,171           3,082           2,877           2,950
    Other noninterest expense                             5,338           5,816           6,121           6,785           5,973
                                                   -----------------------------------------------------------------------------
       Total noninterest expense                         17,757          19,420          19,831          20,262          19,065
                                                   -----------------------------------------------------------------------------
    Core operating earnings before taxes                 14,070          14,119          13,013          11,730          12,539
    Income taxes                                          4,359           4,630           4,102           3,824           4,017
                                                   -----------------------------------------------------------------------------
       CORE OPERATING EARNINGS, NET                $      9,711   $       9,489   $       8,911   $       7,906   $       8,522
                                                   =============================================================================

--------------------------------------------------------------------------------------------------------------------------------
CORE OPERATING EARNINGS PER SHARE DATA
    Basic                                          $       0.31   $        0.30    $       0.29    $       0.25    $       0.27
    Diluted                                                0.31            0.30            0.28            0.25            0.27
    Dividends paid on common shares                        0.18            0.17            0.17            0.17            0.17
--------------------------------------------------------------------------------------------------------------------------------
CORE OPERATING RATIOS
    Return on average assets                               1.39  %         1.38  %         1.33  %         1.20  %         1.32 %
    Return on average equity                              13.00           12.58           12.17           11.04           11.96
    Efficiency - taxable equivalent (*)                   52.66           55.31           57.17           60.25           58.28
    Noninterest income as a percentage of
       total income                                       19.54           22.24           22.33           18.75           19.03
    Equity as a percentage of total assets                10.76           10.35           10.82           10.83           11.24
    Average earning assets as a percentage of
       average total assets                               92.99           93.04           93.72           94.11           94.32
    Average loans as a percentage of average
       deposits                                          112.18          111.69          109.69          122.31          118.43
--------------------------------------------------------------------------------------------------------------------------------

Notes: Applicable ratios are annualized.
       * - Core operating noninterest expense less foreclosed property expense divided by the sum of taxable equivalent net interest income plus core operating noninterest income less core gain on sale of securities.
       n/m = not meaningful

FIRST CHARTER CORPORATION AND SUBSIDIARIES                        (NASDAQ: FCTR)
QUARTERLY EARNINGS RELEASE

                                                                           As of / For the Quarter Ended
                                                   -----------------------------------------------------------------------------
(Dollars in thousands, except per share data)        9/30/2000       6/30/2000      3/31/2000       12/31/1999      9/30/1999
--------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
ASSETS:
Cash and due from banks                            $     72,876   $      72,299   $      84,712   $      94,568   $      66,498
Federal funds sold                                        1,020           1,658             624             665              --
Interest earning bank deposits                            5,461           8,196           3,284           2,435           5,404
Securities held to maturity                                  --              --          35,324          36,082          37,462
Securities available for sale                           474,077         500,310         476,017         487,435         506,669
Loans
    Commercial                                        1,094,170       1,097,377       1,033,059         966,957         916,927
    Real estate                                         741,479         722,512         759,502         754,708         758,094
    Home equity                                         169,622         159,909         148,253         136,569         122,134
    Installment                                         106,158         109,728         111,006         109,843         101,864
                                                   -----------------------------------------------------------------------------
       Total loans                                    2,111,428       2,089,526       2,051,820       1,968,077       1,899,019
    Less: Unearned income                                  (284)           (152)           (164)           (204)           (229)
          Allowance for loan losses                     (27,861)        (26,700)        (25,979)        (25,002)        (24,174)
                                                   -----------------------------------------------------------------------------
    Loans, net                                        2,083,283       2,062,674       2,025,677       1,942,871       1,874,616
                                                   -----------------------------------------------------------------------------
Other assets                                            151,238         143,289         128,540         115,672         102,487
                                                   -----------------------------------------------------------------------------
    Total assets                                   $  2,787,955   $   2,788,426   $   2,754,178   $   2,679,728   $   2,593,136
                                                   =============================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY:
Deposits
    Noninterest-bearing deposits                   $    279,765   $     252,595   $     239,645   $     228,030   $     224,150
    Interest checking and savings                       357,739         396,147         439,575         444,481         447,078
    Money market deposits                               223,508         229,594         244,793         235,728         232,041
    Time deposits                                     1,061,428         992,622         932,167         908,252         894,655
                                                   -----------------------------------------------------------------------------
       Total deposits                                 1,922,440       1,870,958       1,856,180       1,816,491       1,797,924
Other borrowings                                        519,762         584,144         567,536         542,021         469,043
Other liabilities                                        45,755          44,609          32,485          30,948          34,598
                                                   -----------------------------------------------------------------------------
    Total liabilities                                 2,487,957       2,499,711       2,456,201       2,389,460       2,301,565
                                                   -----------------------------------------------------------------------------
    Total shareholders' equity                          299,998         288,715         297,977         290,268         291,571
                                                   -----------------------------------------------------------------------------
    Total liabilities and shareholders' equity     $  2,787,955   $   2,788,426   $   2,754,178   $   2,679,728   $   2,593,136
                                                   =============================================================================

--------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
    Loans                                          $  2,099,692   $   2,068,958   $   1,997,860   $   1,930,497   $   1,867,338
    Securities                                          475,630         509,977         513,501         534,083         537,011
    Interest earning assets                           2,578,374       2,582,473       2,519,053       2,468,323       2,409,088
    Assets                                            2,772,859       2,775,567       2,687,784       2,622,856       2,554,120
    Deposits                                          1,871,707       1,852,470       1,821,291       1,578,368       1,576,808
    Interest bearing liabilities                      2,192,605       2,196,884       2,139,254       2,061,485       2,014,399
    Shareholders' equity                                297,132         303,277         294,442         284,145         282,779
--------------------------------------------------------------------------------------------------------------------------------

FIRST CHARTER CORPORATION AND SUBSIDIARIES                        (NASDAQ: FCTR)
QUARTERLY EARNINGS RELEASE

                                                                           As of / For the Quarter Ended
                                                   -------------------------------------------------------------------------------
(Dollars in thousands, except per share data)         9/30/2000      6/30/2000       3/31/2000       12/31/1999        9/30/1999
----------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS
    ALLOWANCE FOR LOAN LOSSES
       Beginning balance                           $      26,700   $      25,979   $      25,002   $       24,174   $      23,745
       Provision for loan losses                           2,200           1,370           1,970            1,235             815
       Allowance related to loans sold                        --            (113)             --               --              --
       Charge-offs                                        (1,440)           (705)         (1,275)            (611)           (606)
       Recoveries                                            401             169             282              204             220
                                                   -------------------------------------------------------------------------------
          Net charge-offs                                 (1,039)           (536)           (993)            (407)           (386)
                                                   -------------------------------------------------------------------------------
       Ending balance                              $      27,861   $      26,700   $      25,979   $       25,002   $      24,174
                                                   -------------------------------------------------------------------------------
    NONPERFORMING ASSETS AND LOANS 90 DAYS
       OR MORE PAST DUE ACCRUING
       Nonaccrual loans                            $      26,281   $      13,538   $       9,513   $       10,353   $       8,850
       Restructured loans                                     --              --              --               37             389
       Other real estate                                   3,005           3,381           2,066            2,262           2,063
                                                   -------------------------------------------------------------------------------
          Total nonperforming assets                      29,286          16,919          11,579           12,652          11,302
                                                   -------------------------------------------------------------------------------
       Loans 90 days or more past due accruing
         interest                                            716           2,645           3,559            3,638           4,284
                                                   -------------------------------------------------------------------------------
          TOTAL                                    $      30,002   $      19,564   $      15,138   $       16,290   $      15,586
                                                   ===============================================================================
    ASSET QUALITY RATIOS
       Nonaccrual loans as a percentage of
          total loans                                       1.24  %         0.65  %         0.46  %          0.53  %         0.47 %
       Nonperforming assets as a percentage of
          total assets                                      1.08            0.70            0.55             0.61            0.60
       Nonperforming assets as a percentage of
          total loans                                       1.42            0.94            0.74             0.83            0.82
       Net charge-offs as a percentage of
          average loans (annualized)                        0.20            0.10            0.20             0.08            0.08
       Allowance for loan losses as a
          percentage of loans                               1.32            1.28            1.27             1.27            1.27
       Ratio of allowance for loan losses to:
          Net charge-offs                                   6.74  x        12.39  x         6.50  x         15.48  x        15.79 x
          Nonaccrual loans                                  1.06            1.97            2.73             2.41            2.73
----------------------------------------------------------------------------------------------------------------------------------

                                                                           As of / For the
                                                                          Nine Months Ended               Increase (Decrease)
                                                                     -------------------------------------------------------------
                                                                      9/30/2000       9/30/1999         Amount         Percentage
----------------------------------------------------------------------------------------------------------------------------------
    ALLOWANCE FOR LOAN LOSSES
       Beginning balance                                             $    25,002    $     22,278   $        2,724            12.2 %
       Provision for loan losses                                           5,540           3,770            1,770            46.9
       Allowance related to loans sold                                      (113)           (369)             256           (69.4)
       Charge-offs                                                        (3,420)         (2,161)          (1,259)           58.3
       Recoveries                                                            852             656              196            29.9
                                                                     -------------------------------------------------------------
          Net charge-offs                                                 (2,568)         (1,505)          (1,063)           70.6
                                                                     -------------------------------------------------------------
       Ending balance                                                $    27,861    $     24,174   $        3,687            15.3 %
                                                                     =============================================================
    ASSET QUALITY RATIOS
       Net charge-offs as a percentage of average loans (annualized)        0.17  %         0.11  %
       Ratio of allowance for loan losses to net charge-offs                8.12  x        12.01  x
----------------------------------------------------------------------------------------------------------------------------------

                                                                                For the Quarter Ended
                                                   -------------------------------------------------------------------------------
                                                      9/30/2000      6/30/2000       3/31/2000       12/31/1999       9/30/1999
----------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED INTEREST YIELDS / RATES (*)
    INTEREST INCOME:
       Yield on loans                                       8.93  %         8.80  %         8.75  %          8.67  %         8.55 %
       Yield on securities                                  6.72            6.62            6.64             6.25            6.19
                                                   -------------------------------------------------------------------------------
       Yield on interest earning assets                     8.52            8.38            8.32             8.15            8.02
                                                   -------------------------------------------------------------------------------
    INTEREST EXPENSE:
       Cost of interest bearing deposits                    4.75            4.36            4.27             4.17            4.07
       Cost of borrowings                                   6.08            6.00            5.64             5.45            5.28
                                                   -------------------------------------------------------------------------------
       Cost of interest bearing liabilities                 5.09            4.80            4.62             4.47            4.33
                                                   -------------------------------------------------------------------------------
    Interest rate spread                                    3.43            3.58            3.69             3.68            3.69
                                                   -------------------------------------------------------------------------------
    Net yield on earning assets                             4.19  %         4.30  %         4.39  %          4.42  %         4.40 %
                                                   ===============================================================================
----------------------------------------------------------------------------------------------------------------------------------

Notes: Applicable ratios are annualized.
       * - Fully taxable equivalent yields.
     n/m = not meaningful